EXHIBIT 99.2
Holly Corporation Acquisition of Sinclair's Tulsa Refinery Presented via Webcast October 20, 2009

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly, the effectiveness of Holly's capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, our ability to complete the acquisition of Sinclair's Tulsa refinery, our ability to successfully integrate the operations of the Sinclair's Tulsa refinery into our business, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly is provided in filings made from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Sinclair Tulsa Refinery Presentation Topics Holly Overview Transaction Summary Sinclair Tulsa Refinery Description Holly Tulsa + Sinclair Tulsa: Key Benefits Before/After Sales Mix Attractive Purchase Multiple for Combined Plant Summary Overview Holly Investment Highlights

Holly Overview Holly Corporation: Holly's refineries operate in Southwest, Rockies & Mid-Continent markets 216,000 bpsd of refining capacity* Refineries directly connected to Domestic or Canadian crude trading hubs Owns 100% of GP and 7.3 million LP units of Holly Energy Partners (NYSE: HEP) Holly Energy Partners: Over 2,700 miles of refined product & crude pipelines 11 Terminals & 3 loading rack facilities in 7 states (3 terminals co-owned) Approximately 3 million bbls of refined product & crude oil storage 70% interest in Rio Grande Pipeline Company, a joint venture with BP, moving LPG's from West Texas into Mexico 25% interest in Salt Lake pipeline, a joint venture with Plains, delivering crude oil into the Salt Lake valley *Tulsa refinery acquired from Sunoco on June 1, 2009; excludes additional capacity of Sinclair's Tulsa refinery

Transaction Summary 1Combined fully integrated capacity of Holly's existing Tulsa refinery and Sinclair's refinery is projected to be approximately 125,000 bpsd Holly has signed a definitive agreement to purchase Sinclair's Tulsa refinery Holly's portion of the purchase price will consist of $74.0 million in Holly stock and $54.5 million of cash at closing (for total of $128.5 million) At closing Sinclair will enter into a long-term off take agreement for up to 50,000 BPD of gasoline/diesel to supply their Mid-Con branded and unbranded marketing network Holly will enter into a contract for storage and logistics services with HEP relating to the assets that HEP will purchase from Sinclair Sinclair's Tulsa refinery is a 75,000 barrel per stream day ("bpsd") cracking refinery located approximately 2 miles southeast of Holly's Tulsa refinery(1) The purchase and sale agreement requires Holly to purchase approximately 500,000 barrels of inventory from Sinclair at closing Holly will fund the cash portion of the purchase price and the purchase of the inventory via a combination of cash on hand, utilization of existing credit facility and/or proceeds from a possible sale of debt securities Holly is currently in negotiations to increase its existing $300 million revolving credit facility

Sinclair Tulsa Refinery Description Crude capacity - 75,000 bpd Location - 2 miles southeast of Holly's Tulsa refinery Key operating units and design capacities: Crude unit (75,000 bpd) CCR reformer (19,000 bpd) Fluid catalytic cracker (24,000 bpd) Diesel hydrotreater (24,000 bpd) Isomerization unit (10,000 bpd) Sulfuric acid alkylation (4,500 bpd) Scanfiner (16,000 bpd) Sulfur plant (40 tons/day) Three common carrier pipeline connections to Cushing for crude oil and pipeline access for refined products to most of Midwest markets via Magellan pipeline Approximately 3.7 million barrels of storage: HEP to own 1.4mm bbls - HOC to own 2.3mm bbls Sinclair has expended over $300 million since 2004 for upgrades and regulatory mandates Produces 100% ULSD and meets EPA low sulfur gasoline specifications on all gasoline

Holly Tulsa + Sinclair Tulsa: Key Benefits 1Full integration could take up to 18 months but gas oil upgrade is available immediately 22009 YTD Gulf Coast crack spread (3-2-1) is approximately $7.20/BBL Holly will integrate the two Tulsa facilities to form one complex 125,000 BPD refinery1 Net capex savings of approximately $125 million: Eliminates an estimated $110 million of project capital requirements Reduces MSAT 2 compliance capex by about $15 million Allows for immediate upgrade of existing gas oil production to gasoline/diesel without capital investment 12,000 bpd at $7/bbl WTI crack spread2 would produce $31 million per year in increased product value Eliminates future capital investment at Holly's existing Tulsa refinery of $100 million or more for gas oil upgrading facilities Integration will create combined facility with Nelson complexity of over 14.0 @ 125,000 BPD Holly adds an additional 40,000 BPD of crude capacity Company wide capacity will be 256,000 BPD with weighted average complexity of 12.9 Mid-2008 company wide capacity was 111,000 BPD

With Sinclair Tulsa (fully integrated) Crude Capacity = 125,000 bpd Before/After Sales Mix Gasoline Distillates Lubes Gas oil Asphalt/LPG/Other 22 40 17 14 7 Holly Tulsa - Current Capability Crude Capacity = 85,000 bpd Source: Internal results of initial LP modeling of fully integrated plants Gasoline Distillates Lubes Asphalt/LPG/Other 43 38 10 7

Attractive Purchase Multiple for Combined Plant1 1Full integration could take up to 18 months -- gas oil upgrade is available immediately 2Total comprised of $10mm for expanded desulfurization capacity at the Sinclair refinery and $30mm for expanded sulfur & flare gas recovery at the existing Tulsa refinery Refinery industry acquisitions over the last five years: Refinery industry acquisitions over the last five years: Refinery industry acquisitions over the last five years: Average High $ / BBL of capacity $11,325 $18,000 $ / Complexity BBL $1,186 $2,000

Summary Overview: Purchase Transaction & Integration Creates complex refining facility with scale Specialty lubes production High distillate yield Strong gasoline yield Asphalt production & coker operation Expands Holly's Mid-Con capacity by 40,000 BPD Upgrades low-value product into transportation fuels Allows margin upgrade of Holly gas oil production Eliminates $100 MM + future capital expenditures to achieve same result Capital avoidance Eliminates $125 MM of regulatory required capital Eliminates large project execution risk Low all-in cost for large complex Mid-Con refinery

1 2 3 4 5 High Quality, Complex Refining Asset Base 6 Holly Investment Highlights Attractive Product Markets High Degree of Crude Source Flexibility Conservative Capital Structure Experienced Management Team Synergistic Acquisitions of Tulsa Refineries (Sun + Sinclair)

Holly Corporation Holly Energy Partners 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Bruce Shaw, SVP-Chief Financial Officer M. Neale Hickerson, VP-Investor Relations www.hollycorp.com www.hollyenergy.com